UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2021

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	HWCC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Litigation Relating to the Merger

As previously disclosed, on March 24, 2021, Houston Wire & Cable Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger by and among Omni Cable, LLC, a Pennsylvania limited liability company (“OmniCable”), OCDFH Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of OmniCable (“Merger Sub”), and the Company. Under the terms of the merger agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into the Company, with the Company continuing as a wholly-owned subsidiary of OmniCable.

Lawsuits challenging the Merger were filed on April 23, April 27, April 30, May 7, May 28, and June 1, 2021 in the United States District Court for the District of Delaware, the Eastern District of New York, the Southern District of New York, the Northern District of California and the Eastern District of Pennsylvania. The lawsuits are captioned as follows: Stein v. Houston Wire & Cable Company, et al., No. 1:21-cv-00571-UNA (D. Del.) (April 23 2021); Perkey v. Houston Wire & Cable Company, et al., No. 1:21-cv-00589-UNA (D. Del.) (April 27, 2021); Friedman v. Houston Wire & Cable Company, et al., No. 1:21-cv-02405 (E.D.N.Y.) (April 27, 2021); Davenport v. Houston Wire & Cable Company, et al., No. 1:21-cv-04127 (S.D.N.Y.) (May 7, 2021), Parshall v Houston Wire & Cable Company, et al., No. 3:21-cv-04072 (N.D. Cal.) (May 28, 2021), and Whitfield v. Houston Wire & Cable Company, et al., No. 2:21-cv-02497 (E.D. Pa.) (June 1, 2021). All six lawsuits assert claims against the Company and the Company’s directors on behalf of individual plaintiffs. The lawsuits allege that the preliminary proxy statement filed on April 21, 2021 (or, in the lawsuits filed on May 28 and June 1, the definitive proxy statement filed on May 12, 2021), relating to the transactions contemplated by the merger agreement, omitted material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and certain rules promulgated thereunder, rendering the preliminary proxy statement false and misleading. The lawsuits name as defendants the Company and its directors and seek, among other relief, an order enjoining completion of the merger, unspecified damages and attorney’s fees.

The Company believes the claims asserted by the plaintiffs are without merit. However, in order to moot the plaintiffs’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement its definitive proxy statement filed May 12, 2021 (the “Proxy Statement”) as described in this Current Report on Form 8-K. The plaintiffs agree that the supplemental disclosures moot their claims and have agreed to withdraw their complaints upon the filing of this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations by the plaintiffs that any additional disclosure was or is required.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure under the heading “Background of the Merger” on pages 26-28 is hereby amended to add the following paragraph immediately before the heading “Recommendation of the Board” on page 28:

William Blair was engaged to, among other things, assist the Company’s management and board in developing a strategy to identify potential buyers, facilitate due diligence and data room management, conduct discussions with potential buyers regarding a potential transaction, assist the board in analyzing the value of any proposals received, and advise the Company’s management and board with regard to any such transaction. William Blair was not requested to, and did not, deliver any opinion as to the value of the Company or the consideration to be paid in any potential transaction.

The disclosure in the second paragraph under the heading “Financial Projections Prepared by the Company’s Management” on page 32 is hereby amended to add the following at the end of the paragraph:

The board did not separately consider the Company Projections to be a material factor in their evaluation of the merger or their determination to recommend adoption of the merger agreement.

The disclosure in the third full paragraph on page 33 regarding non-GAAP financial measures is hereby amended to add the following at the end of the paragraph:

The Company Projections were provided only to Johnson Rice, and to the board to the extent included in Johnson Rice’s presentation of its financial analysis and fairness opinion. Financial measures provided solely to a board of directors or a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to the SEC rules that require a reconciliation of a non-GAAP financial measure to a GAAP financial measure.

The disclosure under the heading “Opinion of the Company’s Financial Advisor – Selected Transactions Analysis” on page 37 is hereby amended to revise and restate the table in the third full paragraph of such section to add closing dates and transaction values, as follows:

Announcement Date	Closing Date	Target	Acquirer	Transaction Value (in millions) (1)	EV/LTM EBITDA Multiple	EV/Forward EBITDA Multiple

November 16, 2020	December 24, 2020	HD Supply Holdings, Inc.	The Home Depot, Inc.	$7,873	11.2x	14.5x

November 15, 2020	January 29, 2021	Foundation Building Materials, Inc.	American Securities LLC	$1,389	7.4x	8.5x

September 22, 2020	October 16, 2020	Windy City Wire Cable & Technology (Wire and Cable Transaction)	Diploma Plc	$463	8.0x	NA

December 24, 2019	June 22, 2020	Anixter International, Inc. (Wire and Cable Transaction)	WESCO International, Inc.	$4,653	10.6x	9.6x

June 26, 2019	August 26, 2019	Kaman Corporation (Distribution Segments)	Littlejohn & Company, LLC	$700	10.4x	NA

March 8, 2019	April 30, 2019	International Wire Group Holdings, Inc. (Wire and Cable Transaction)	Atlas FRM LLC	$314	7.1x	NA

September 17, 2018	March 1, 2019	Nexeo Solutions, Inc.	Univar, Inc.	$1,831	9.5x	8.1x

Mean					9.2x	10.2x
HWCC - Current					109.1x	9.0x
HWCC - $5.30 Offer					141.4x	11.7x

(1) As of announcement date.

The disclosure under the heading “Opinion of the Company’s Financial Advisor – Discounted Cash Flow Analysis” on pages 37-38 is hereby amended to restate the first paragraph on page 38 as follows:

In performing this analysis, Johnson Rice calculated an implied per share equity range for the shares of Company common stock by discounting to present value as of December 31, 2020 using discount rates ranging from 7.5% to 10.3% (reflecting Johnson Rice’s analysis of the Company’s weighted average cost of capital, which was calculated using the Capital Asset Pricing Model and based on considerations that Johnson Rice deemed relevant in its professional judgement and experience), the forecasted unlevered free cash flows of HWCC based on HWCC’s projections during the period beginning the first quarter of 2021 and ending in December 2025. Unlevered free cash flows for all cases were calculated as EBITDA less $1.5 million per annum in capital expenditures less cash taxes equal to 21% of operating income. The weighted average cost of capital used to discount the Company’s cash flows was comprised of the following components (i) a net debt to total capitalization range of 21% to 33%, with a mid-point of 27%, (ii) a cost of equity range of 10.4% to 12.6%, with a mid-point of 11.5%, and (iii) a tax rate of 21%. The cost of equity was comprised of the following components: (i) a risk-free rate based on 20-year U.S. Treasuries, (ii) a publicly available Beta mid-point published by Bloomberg, (iii) a publicly available Long-Horizon US Equity Risk Premium published by Duff & Phelps, and (iv) a 4.55% size premium based on the Company’s market capitalization. The implied terminal value of HWCC at the end of the forecast period was estimated by using the terminal multiple method and used a terminal multiple range of 7.6x to 9.6x on projected 2025 EBITDA for the final projection year. That terminal value was then discounted back from fiscal year 2025. The terminal value multiple was based on the median daily Total Enterprise Value to daily Consensus EBITDA estimates multiple for the Company’s focus peer group for the period of January 1, 2018 to December 31, 2020.

The disclosure under the heading “Opinion of the Company’s Financial Advisor – Miscellaneous” in the second full paragraph on page 40 is hereby amended to replace the sixth sentence of such paragraph with the following:

Specifically, Johnson Rice was engaged by the Company in 2020 to provide advisory services in connection with the disposition of its Southern Wire and Southwest Wire Rope divisions, for which Johnson Rice received fees of $200,000 plus the reimbursement of expenses. The sale of Southern Wire was consummated in December 2020, and the sale of Southwest Wire Rope was consummated in March 2021. Additionally, the Company engaged Johnson Rice in 2020 to provide advisory services in connection with the disposition of its Vertex business, for which Johnson Rice received a work fee of $100,000 in December 2020. In March 2021, Johnson Rice and the Company mutually agreed to terminate the advisory engagement related to the Vertex business.

* * * * *

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements in this report are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may relate to, but are not limited to, information or assumptions about the duration, extent and impact of the COVID-19 pandemic, our sales and marketing strategy, sales (including pricing), income, operating income or gross margin improvements, working capital, cash flow, interest rates, impact of changes in accounting standards, future economic performance, management’s plans, goals and objectives for future operations, performance and growth or the assumptions relating to any of the forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “aim”, “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “project”, “should”, “will be”, “will continue”, “will likely result”, “would” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. Actual results could differ materially from those expressed or implied in the forward-looking statements. The factors listed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in subsequent Quarterly Reports on Form 10-Q provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed the Proxy Statement with the SEC on May 12, 2021. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY. The Proxy Statement has been delivered to the stockholders of the Company of record as of May 4, 2021. The Proxy Statement, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site, http://www.sec.gov, at the Company’s website, www.houwire.com, or by writing to the Company at Houston Wire & Cable Company, 10201 North Loop East, Houston, TX 77029, attention: Corporate Secretary.

Participants in the Solicitation

The Company and its directors and executive officers are participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020, and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 25, 2021, as amended on April 28, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and may be contained in other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: June 7, 2021	By:	/s/ James L. Pokluda III
	Name:	James L. Pokluda III
	Title:	President and Chief Executive Officer